SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 1, 2005
                                                    -----------------

                            AZUR INTERNATIONAL, INC.
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               (Exact name of Registrant as specified in charter)

         Nevada                      000-27113                   50-0015673
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(State or other jurisdic-           (Commission                 (IRS Employer
 tion of incorporation)             File Number)             Identification No.)

          101 NE 3rd Avenue, Suite 1220, Fort Lauderdale, Florida 33301
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (954)-763-1515
                                                       ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01. Other Events

      On September 1, 2005, Azur International, Inc. (the "Company") issued a press release concerning the immediate impact which Hurricane Katrina had on the Company's golf course located in Gautier, Mississippi. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.   Description of Exhibit
===========   =================================================
   99.1       Press Release, dated September 1, 2005.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AZUR INTERNATIONAL, INC.

September 1, 2005                      By: /s/ Donald Winfrey
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                                           Donald Winfrey
                                           President